Exhibit 99.4

(Multicurrency-Cross Border)                                     Execution Copy

                                    SCHEDULE
                                     to the
                                Master Agreement
                         dated as of September 28, 2006
                                     between
               LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A"),
                    a corporation organized under the laws of
                              the State of Delaware
                                       and
  THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2006-16, Asset-Backed Certificates, Series 2006-16, pursuant to a Swap Contract Administration Agreement ("Party B")

 All terms used herein and not otherwise defined are given their meaning in the
  Pooling and Servicing Agreement dated as of September 1st, 2006 among CWABS, Inc. as Depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller,
 Countrywide Home Loans, Inc. as a Seller, Countrywide Home Loans Servicing LP,
   as Master Servicer and The Bank of New York, as Trustee (the "Pooling and Servicing Agreement") and in the Swap Contract Administration Agreement dated as of September 28, 2006, among the Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as
  Trustee under the Pooling and Servicing Agreement referred to above (in such capacity, the "Trustee"), and Countrywide Home Loans, Inc. (the "Swap Contract
                          Administration Agreement").


Part 1:  Termination Provisions

In this Agreement:-

(a)   "Specified Entity" means in relation to Party A for the purpose of:-

          Section 5(a)(v),          Not applicable.
          Section 5(a)(vi),         Not applicable.
          Section 5(a)(vii),        Not applicable.
          Section 5(b)(iv),         Not applicable.

                          and in relation to Party B for the purpose of:-

          Section 5(a)(v),          Not applicable.
          Section 5(a)(vi),         Not applicable.
          Section 5(a)(vii),        Not applicable.
          Section 5(b)(iv),         Not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)   Events of Default.

      (i) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to Party A and will not apply to Party B.

      (ii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.


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

      (iii) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A and will not apply to Party B.

      (iv) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (v) "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

      (vi) Clause (2) of the "Bankruptcy" provisions of Section 5(a)(vii) will not apply to Party B with respect to its inability to pay its subordinated debt.

(d)   Termination Events.

      (i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.


(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(g)   "Termination Currency" means USD.


(h) Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

      (A) Approved Ratings Threshold. Upon the occurrence of a Collateralization Event (as defined below) if Party A has not, within 30 days after such ratings downgrade (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates and any notes backed by the Swap Certificates (the "Notes") which were in effect immediately prior to such downgrade without regard to any financial guarantee insurance policy, if applicable, unless the ratings of the Swap Certificates and any Notes were changed due to a circumstance other than the downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the four solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      In the event that (A) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade),
      (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "A-1" by S&P or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A+" by S&P (such event a "Collateralization Event"), then, Party A, at its own cost and subject to Rating Agency Condition (other than with respect to sub-clause (iii) below), shall within 30 days either (i) cause another entity to replace Party A as party to this Agreement that satisfies the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement), to honor Party A's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld; (iii) post collateral in accordance with the Credit Support Annex attached hereto; or
      (iv) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates and any Notes without regard to any financial guarantee policy, if applicable, that satisfies the Swap Counterparty Ratings Requirements. If Party A posts collateral in any circumstance described in this paragraph, and if required at the time by S&P or necessary to satisfy the Rating Agency Condition, concurrently with such delivery of Eligible Collateral, Party A shall cause its outside counsel to deliver to Party B an opinion in form and substance acceptable to S&P, as to the enforceability, perfection and priority of Party B's security interest in such Eligible Collateral in all relevant jurisdictions (i.e., that, notwithstanding Party A's insolvency, the collateral will be available to meet swap obligations free from any preference claim or moratorium). All collateral posted by Party A shall be returned to Party A immediately upon Party A securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirements.

      "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

      (B) Ratings Event. Upon the occurrence of a Ratings Event (as defined below) if Party A has not, within 10 days after such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates and any Notes which were in effect immediately prior to such withdrawal or downgrade without regard to any financial guarantee insurance policy, if applicable unless the ratings of the Swap Certificates and any Notes were changed due to a circumstance other than the withdrawal or downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      It shall be a ratings event ("Ratings Event") if at any time after the date hereof Party A shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean that both (A) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

      Following a Ratings Event, Party A shall take the following actions at its own expense and subject to the Rating Agency Condition (other than with respect to sub-clause (A) hereafter), (A) immediately post


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

      collateral in accordance with the Credit Support Annex attached hereto (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement, and
      (B) not later than 10 days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Swap Rating Agencies, or (II) provide a guaranty from a guarantor that satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Swap Rating Agencies.

      The occurrence of the Additional Termination Event described in Part 1(h)(A) and (B) shall have no effect on Party A's obligation to undertake the steps set forth hereunder in the event Party B does not exercise its right to terminate hereunder. Notwithstanding the foregoing, in the event that S&P has other published criteria with respect to the downgrade of a counterparty in effect at the time of such a downgrade of Party A, Party A shall be entitled to elect to take such other measures specified in such published criteria subject to the satisfaction of the Rating Agency Condition.

      (C) Amendment or Supplement to Pooling and Servicing Agreement without Party A's Prior Written Consent. Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent of Party A (such consent not to be unreasonably withheld). For the purpose of the foregoing Additional Termination Event, Party B shall be the sole Affected Party.

      (D) Return of Collateral. Party B or its Custodian fails to transfer any Return Amount pursuant to the terms of the Credit Support Annex following any applicable notice, cure and grace periods provided for thereunder. For the purpose of the foregoing Additional Termination Event, Party B shall be the sole Affected Party.


Part 2: Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)   Payee Tax Representations.

      For the purpose of Section 3(f) of this Agreement, Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware and Party B represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.


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

(c) Tax Representations in Confirmations. For purposes of Sections 2(d)(i)(4) and 3(f), any payee tax representation specified in a Confirmation under this Agreement shall be deemed to be specified in this Schedule.

(d) Deduction or Withholding for Tax. The provisions of Section 2(d)(i)(4) and 2(d)(ii) will not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.





Part 3: Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)   Tax forms, documents or certificates to be delivered are:-

           Party required to                   Form/Document/                             Date by which
            deliver document                     Certificate                             to be Delivered
        Party A and Party B        Forms and/or documents described in       Upon reasonable demand by the other
                                   Section 4(a)(iii) of the Agreement.       party.

(b)   Other documents to be delivered are:-

        Party required to              Form/Document/                    Date by which           Covered by Section
         deliver document               Certificate                     to be Delivered                 3(d)

        Party A and Party B  For each party, an incumbency              Upon execution of this           Yes
                             certificate with respect to each           Agreement.
                             signatory to this Agreement and
                             the Credit Support Documents.

        Party A              A copy of the annual report of             Upon request.                    Yes
                             its Credit Support Provider
                             containing audited consolidated
                             financial statements for such
                             fiscal year certified by
                             independent public accountants and
                             prepared in accordance with
                             generally accepted accounting
                             principles consistently applied.

        Party A              For its most recent fiscal                 Upon request.                    Yes
                             quarter, a copy of the unaudited
                             financial statements of  its
                             Credit Support Provider, prepared
                             in accordance with generally
                             accepted accounting principles
                             consistently applied.


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

        Party required to              Form/Document/                    Date by which           Covered by Section
         deliver document               Certificate                     to be Delivered                 3(d)

        Party A and Party B  Any documents required or                  Upon execution of this           Yes
                             reasonably requested by the                Agreement.
                             receiving party to evidence
                             authority of the delivering party
                             or its Credit Support Provider, if
                             any, to execute and deliver this
                             Agreement, any Confirmation, and
                             any Credit Support Documents to
                             which it is a party, and to
                             evidence the authority of the
                             delivering party to its Credit
                             Support Provider to perform its
                             obligations under this Agreement,
                             such Confirmation and/or Credit
                             Support Document, as the case may
                             be.

        Party A              A guarantee of Lehman Brothers             Upon execution of this            No
                             Holdings Inc. ("Holdings")                 Agreement.
                             substantially in the form of
                             Exhibit A to this Schedule.

        Party B              Opinions of counsel to Party B             Upon execution of this            No
                             substantially in the form of               Agreement.
                             Exhibit C and D to this Schedule.

        Party A              An opinion of counsel to Party A           Upon execution of this            No
                             and Party A's Credit Support               Agreement.
                             Provider substantially in the form
                             of Exhibit B to this Schedule.

        Party B              Monthly Report                             At such time as each             Yes
                                                                        Monthly Report is
                                                                        delivered to the
                                                                        Trustee.

        Party B              Copy of any notice delivered under         Upon availability.               Yes
                             the Pooling and Servicing
                             Agreement that impacts this
                             Agreement.

        Party B              Executed copy of the Credit                Upon execution of this           Yes
                             Support Document specified in Part         Agreement.
                             4 to this Schedule.

        Party B              Executed copy of the Swap Contract         Upon execution of this           Yes
                             Administration Agreement.                  Agreement.

Part 4: Miscellaneous


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

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

      Address for notices or communications to Party A:-

      Address:              Lehman Brothers Special Financing Inc.
                            c/o Lehman Brothers Inc.
                            Corporate Advisory Division
                            Transaction Management Group
                            745 Seventh Avenue
                            New York, New York 10019
      Attention:            Documentation Manager
      Telephone No.:        (212) 526-7187
      Facsimile No.:        (212) 526-7672
                            For all purposes.




      Address for notices or communications to Party B:-

      Address:              The Bank of New York
                            101 Barclay Street
                            New York, NY 10286
      Attention:            Corporate Trust Administration MBS Administration,
                            CWABS, Series 2006-16
      Telephone No.:        (212) 815-3236
      Facsimile No.:        (212) 815-3986
                            For all purposes.

(b)   Process Agent. For the purpose of Section 13(c) of this Agreement:-

      Party A appoints as its Process Agent:  Not applicable.
      Party B appoints as its Process Agent:  Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

      Party A is not a Multibranch Party.
      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default has occurred and is continuing with respect to Party A, then the parties will mutually appoint a financial institution acceptable to both parties which would qualify as a Reference Market-maker to act as Calculation Agent until the earlier of (i) a designation under
      Section 6(c)(ii), or (ii) the discontinuance of such Event of Default with respect to Party A.

(f) Credit Support Document. Details of any Credit Support Document, each of which is incorporated by reference in, constitutes part of, and is in connection with, this Agreement and each Confirmation as if set forth in full in this Agreement or such Confirmation:-

      In the case of Party A: (1) A guarantee of Party A's obligations hereunder substantially in the form annexed hereto as Exhibit A to this Schedule.
      (2) The Credit Support Annex which supplements, forms part of, and is subject to this Agreement.


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

      In the case of Party B: From and including the date of its execution, the Pooling and Servicing Agreement.

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Lehman Brothers Holdings Inc.
      Credit Support Provider means in relation to Party B: None.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-"; and (ii) deleting the final paragraph thereof.

(j) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(k) "Affiliate" will have the meaning specified in Section 14 of this Agreement, except that Party B shall be deemed to have no Affiliates; and provided, however, that with respect to Party A, such definition shall be understood to exclude Lehman Brothers Derivative Products Inc. and Lehman Brothers Financial Products Inc.


Part 5: Other Provisions

(a) Accuracy of Specified Information. Section 3(d) is hereby amended by inserting in the third line thereof after the words "in every material respect" and before the period the phrase "or, in the case of audited or unaudited financial statements, a fair presentation, in all material respects, of the financial condition of the relevant person."

(b) No Violation or Conflict Representation. Section 3(a)(iii) is hereby amended by inserting in the second line thereof after the words "constitutional documents" and before the words ", any order or judgment" the phrase "(including, but not limited to, the Pooling and Servicing Agreement as amended, and any and all resolutions, investment policies, guidelines, procedures or restrictions)."; provided, such amendment shall be applicable only with respect to the Representations of Party B.

(c) Representations. Section 3 is hereby amended by adding the following subsections after subsection (f) thereof:

      (g) No Agency. It is entering into this Agreement, any Credit Support Document to which it is a party, and each Transaction, and any other documentation relating to this Agreement or any Transaction, as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (h) Eligible Contract Participant. It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended.

      (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into each Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (j) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (k) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(d) Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Agreement) that all representations and warranties in the Swap Contract Administration Agreement are incorporated hereby as if made under this Agreement and all references to the Swap Contract Administration Agreement are references to this Agreement.

(e) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement and the Swap Contract Administration Agreement.


(f) No Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set-off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes, without limitation, the Master Agreement to which this Schedule is attached, this Schedule, the Confirmations and any Credit Support Document). The provisions for Set-Off set forth in Section 6(e) shall not apply.

(g)   Transfer and Assignment. Notwithstanding anything to the contrary in
      Section 7 and Section 6(b)(ii) of the Agreement, Party A may assign its rights and obligations under the Agreement, in whole or in part, to any Affiliate of Holdings effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate, such guarantee to be substantially the same as the guarantee then in effect of the obligations of the transferor. Party A will provide prior written notice to each Swap Rating Agency of any such assignment. Any transfer pursuant to the foregoing or Section 7 of this Agreement shall meet the following requirements:

      1. No Event of Default nor Termination Event would occur immediately as a result of such transfer;

      2. Party A delivers to Party B both (a) an executed acceptance and assumption by the Assignee of this Agreement and all Transactions (the "Transferred Obligations") and (b) an executed guarantee from Party A's Credit Support Provider on behalf of the Assignee, with respect to the Transferred Obligations, substantially and in all material respects in the form of the guaranty provided hereunder;

      3. As a result of the Transfer, on the next scheduled payment date Party B is not required to make payments (tax or otherwise) that are more than or receive payments (tax or otherwise) that are less than the payments that Party B would be required to make or receive under the Transactions or the Agreement had the transfer not occurred.

      On the Effective Date, (1) Party A shall be released from all obligations and liabilities arising under the Transferred Obligations; (2) the Assignee shall assume all obligations and liabilities under the Transferred Obligations; and (3) the Transferred Obligations shall cease to be Transaction(s) under this Agreement and shall be deemed to be Transaction(s) under the master agreement between Assignee and Party B.

      In addition, any transfer pursuant to Section 7 of this Agreement other than the foregoing shall be subject to Rating Agency Condition and Party A and Party B will provide prior written notice to each Swap Rating Agency of any transfer under Section 6(b)(ii).

(h) Notices. For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(i) Service of Process. The third sentence of Section 13(c) shall be amended by adding the following language at the end thereof: "if permitted in the jurisdiction where the proceedings are initiated and in the jurisdiction where service is to be made."

(j) Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: "In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition."

(k) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) at least ten (10) Business Days prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations hereunder.

(l) No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day (or if longer, the applicable preference period), after the payment in full of all of the Swap Certificates and any Notes, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.

(m) Additional Definition. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

      "Moody's" means Moody's Investor Services, Inc.

      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing ratings of any Swap Certificates and any Notes and has received from each Swap Rating Agency a written confirmation that the proposed action or inaction would not cause such Swap Rating Agency to downgrade or withdraw its then-current ratings of any Swap Certificates and any Notes determined without regard to any financial guarantee insurance policy, if applicable.

      "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

      "Swap Rating Agencies " means Moody's and S&P.

      "USD" means United States Dollars.

      All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement.

(n) Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this agreement or any transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this agreement and each transaction hereunder.

(o) Severability. If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or connection with any such Section) shall be held to be invalid or unenforceable.

(p) Limited Liability. Party A and Party B agree to the following: (a) The Bank of New York ("BNY") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement;
      (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement.

(q)   Regulation AB Compliance. Party A and Party B agree that the terms of the
      Item 1115 Agreement dated as of February 24, 2006, as amended from time to time (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Lehman Brothers Special Financing Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit E.


The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.

     LEHMAN BROTHERS                 THE BANK OF NEW YORK, not in its
 SPECIAL FINANCING INC.              individual or corporate capacity but
                                     solely as Swap Contract Administrator
                                     for CWABS Asset-Backed Certificates Trust
                                     2006-16, Asset-Backed Certificates,
                                     Series 2006-16, pursuant to a Swap
                                     Contract Administration Agreement

         Party A                        Party B



By: /s/  Allyson M. Carine           By: /s/  Maria Tokarz
Name:    Allyson M. Carine           Name:    Maria Tokarz
Title:   Authorized Signatory        Title:   Assistant Vice President

                                LEHMAN BROTHERS

                              EXHIBIT A to Schedule

                   GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.

      LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A") and THE BANK OF NEW YORK, not in its individual capacity but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2006-16, Asset-Backed Certificates, Series 2006-16 ("Party B") have entered into a Master Agreement dated as of September 28, 2006, as amended from time to time (the "Master Agreement"), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a "Transaction"), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the "Agreement"). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby agrees to the following:

      (a) Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A in connection with each Transaction when and as Party A's obligations thereunder shall become due and payable in accordance with the terms of the Agreement (whether at maturity, by acceleration or otherwise). Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

      (b) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

      (c) Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A's obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into any amendments to the Agreement, additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

      (d) This Guarantee shall remain in full force and effect until the first to occur of (i) receipt by Party B of a written notice of termination from Guarantor or (ii) none of the obligations of Party A remain outstanding. Termination of this Guarantee shall not affect Guarantor's liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

      (e) Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in
Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

      (f) Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.

                                       1



                          LEHMAN BROTHERS HOLDINGS INC.
                  745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                                LEHMAN BROTHERS

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

      IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date of the Agreement.

                                        LEHMAN BROTHERS HOLDINGS INC.


                                        By: /s/  James J. Killerlane III
                                        Name:    James J. Killerlane III
                                        Title:   Vice President
                                        Date:    September 28, 2006

Removing this section break will affect the page numbering.


                                       2


                          LEHMAN BROTHERS HOLDINGS INC.
                  745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                              EXHIBIT B to Schedule

                         [Form of Opinion of Counsel for
                   Lehman Brothers Special Financing Inc. and
                         Lehman Brothers Holdings Inc.]

                                                         September 28, 2006

THE BANK OF NEW YORK,

not in its individual or corporate
capacity but solely as Swap Contract
Administrator for CWABS Asset-Backed
Certificates Trust 2006-16, Asset-Backed
Certificates, Series 2006-16 pursuant
to a Swap Contract Administration
Agreement


c/o The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration MBS Administration,
CWABS, Series 2006-16




Ladies and Gentlemen:

      I have acted as counsel to Lehman Brothers Special Financing Inc., a Delaware corporation ("Party A") and Lehman Brothers Holdings Inc., a Delaware corporation ("Guarantor"), and am familiar with matters pertaining to the execution and delivery of the Master Agreement (the "Master Agreement") dated as of September 28, 2006 between Party A and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2006-16, Asset-Backed Certificates, Series 2006-16, pursuant to a Swap Contract Administration Agreement and the guarantee of Guarantor (the "Guarantee") delivered in connection with the Master Agreement.

      In connection with this opinion, I have examined, or have had examined on my behalf, an executed copy of the Master Agreement and the Guarantee, certificates and statements of public officials and officers of Party A and Guarantor and such other agreements, instruments, documents and records as I have deemed necessary or appropriate for the purposes of this opinion.

      Except as expressly set forth herein, no independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) has been undertaken to determine the existence or absence of the facts that are material to my opinions, and no inference as to my knowledge concerning such facts should be made.

      When used herein the phrase "to my knowledge" means to my actual knowledge without independent investigation.

      References in this letter to "Applicable Laws" are to those laws, rules and regulations of the State of New York which, in my experience, are normally applicable to transactions of the type contemplated by the Master Agreement and the Guarantee. References in this letter to "Governmental Authorities" are to executive, legislative, judicial, administrative or regulatory bodies of the State of New York. References in this letter to "Governmental Approval" are to any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

      Based on the foregoing but subject to the assumptions, exceptions, qualifications and limitations hereinafter expressed, I am of the opinion that:

      a. Each of Party A and Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

      b. The execution, delivery and performance of the Master Agreement in the case of Party A, and the Guarantee, in the case of Guarantor, are within its corporate power, have been duly authorized by all corporate action and do not conflict with any provision of its certificate of incorporation or by-laws.

      (iii) The Master Agreement, in the case of Party A, and the Guarantee, in the case of Guarantor, have been duly executed and delivered and each constitutes a legal, valid and binding obligation, enforceable against it in accordance with its respective terms.

      (iv) To the best of my knowledge, no Governmental Approval is required in connection with the execution, delivery and performance of the Master Agreement in the case of Party A, or the Guarantee, in the case of Guarantor, except those that have been obtained and, to my knowledge, are in effect.

      The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

      A. My opinion in paragraph 3 above is subject to: (i) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent or other similar transfers or conveyances); (ii) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law; (iii) laws and considerations of public policy that may limit the enforceability of provisions
(a) regarding indemnification and contribution rights and obligations, (b) regarding the waiver or limitation of rights to trial by jury, oral amendments to written agreements or rights of setoff, (c) relating to submission to jurisdiction, venue or service of process, and (d) purporting to prohibit or restrict, or require the consent of the "account debtor" (as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York (the "NYUCC" )) for, the creation, perfection or enforcement of a security interest in "accounts" or "general intangibles" (in each case, as defined in Section 9-102 of the NYUCC).

      B. I am a member of the Bar of the State of New York and render no opinion on the laws of any jurisdiction other than the laws of the State of New York and the General Corporation Law of the State of Delaware. Except as described, I have not examined, or had examined on my behalf, and I do not express any opinion with respect to, Delaware law.

      C. My opinions are limited to the present laws and to the facts as they presently exist, and no opinion is to be inferred or implied beyond the matters expressly so stated. I assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions referred to in paragraph B above be changed by legislative action, judicial decision or otherwise.

      D. This letter is rendered solely to you solely for your benefit in connection with the Master Agreement and the Guarantee and the transactions related thereto and may not be relied upon by any other person, entity or agency or by you in any other context or for any other purpose. This letter may not be circulated, used or quoted in whole or in part, nor may copies thereof be furnished or delivered to any other person, without the prior written consent of Lehman Brothers Holdings Inc., except that you may furnish copies hereof (i) to your independent auditors and attorneys, (ii) to any United States, state or local authority having jurisdiction over you or over Party A or Guarantor, (iii) pursuant to the order of any legal process of any court of competent jurisdiction or any governmental agency, and (iv) in connection with any legal action arising out of the Master Agreement or the Guarantee.

      E. I have assumed with your permission (i) the genuineness of all signatures by each party other than Party A or Guarantor, (ii) the authenticity of documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as copies, (iii) the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, (iv) that each party other than Party A and Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (v) the due execution and delivery, pursuant to due authorization, of the Master Agreement by each party other than Party A, and
(vi) that the Master Agreement is the legal, valid, binding and enforceable obligation of each party other than Party A, enforceable against each such party in accordance with its terms.

      F. My opinion in paragraph 3 is subject to the qualification that certain provisions contained in the Agreement and the Guarantee may not be enforceable, but such unenforceability will not render the Agreement or the Guarantee invalid as a whole or substantially interfere with the practical realization of the principal benefits provided thereby.

      The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with said opinions.


                                            Very truly yours,

                              EXHIBIT C to Schedule
                          [Form of Opinion for Party B]


                           September 28, 2006


Lehman Brothers Special Financing Inc.
745 Seventh Avenue
New York, New York 10019


                  Re:      CWABS, Inc.
                           Asset-Backed Certificates, Series 2006-16

Ladies and Gentlemen:

                  We have acted as special counsel for CWABS, Inc., a Delaware corporation (the "Depositor"), in connection with the issuance of the CWABS, Inc. Asset-Backed Certificates of the above-referenced Series (the "Certificates"). The Certificates represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") created pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement") among the Depositor, as depositor, Countrywide Home Loans Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York ("BNY"), as trustee. The assets of the Trust Fund will consist primarily of a pool of conventional, credit-blemished mortgage loans secured by first liens on one- to four-family residential properties.

                  In connection with the issuance of the Certificates, we have also acted as special counsel to the Depositor in connection with the execution and delivery of the following documents relating to the Certificates: (i) the Swap Contract Administration Agreement, dated as of September 28, 2006 (the "Swap Contract Administration Agreement"), between BNY, in its capacity as swap contract administrator (in such capacity, the "Swap Contract Administrator") and in its capacity as Trustee under the Pooling and Servicing Agreement, and CHL,
(ii) a confirmation with a reference number of Global Deal ID 2628342 and a trade date of August 15, 2006 (the "Confirmation") between CHL and Lehman Brothers Special Financing Inc. (the "Swap Counterparty"), (iii) the ISDA Master Agreement, Schedule and Credit Support Annex dated as of September 28, 2006 (collectively, the "Master Agreement"), between the Swap Counterparty and the Swap Contract Administrator and (iv) the Swap Contract Assignment Agreement, dated as of September 28, 2006 (the "Swap Contract Assignment Agreement"), between CHL, the Swap Counterparty and the Swap Contract Administrator. The Master Agreement and the transaction evidenced by the Confirmation, taken together with the applicable provisions of the Swap Contract Assignment Agreement, are referred to herein collectively as the "Swap Agreement".

                  Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                  In arriving at the opinion expressed below, we have examined and relied on originals or copies of the Pooling and Servicing Agreement, the Swap Contract Administration Agreement, the Swap Contract Assignment Agreement, the Master Agreement and the Confirmation (collectively, the "Agreements"). In addition, we have made such investigations of law as we have deemed appropriate as a basis for the opinion expressed below.

                  Based upon the foregoing, and having regard to legal considerations which we deem relevant, subject to the assumptions, qualifications and limitations set forth herein, we are of the opinion that the Swap Agreement constitutes the valid and binding obligation of the Swap Contract Administrator, enforceable against the Swap Contract Administrator in accordance with its terms.

                 The opinion set forth above is subject to certain qualifications, assumptions and exceptions as set out below.

                  In rendering the foregoing opinion, we have assumed, without any independent investigation or verification, the following: (a) the authenticity of original documents, the legal capacity of all individuals and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies; (c) the truth, accuracy and completeness of the information, representations and warranties made in conference or contained in the records, documents, instruments and certificates we have reviewed; (d) the due organization of the parties to the Agreements and the power and authority of the parties to the Agreements to enter into and perform all of their obligations thereunder; (e) the due authorization, execution and delivery of the Agreements on behalf of the respective parties thereto; (f) except as expressly covered in the opinion set forth above, the legal, valid, and binding effect of the Agreements and the enforceability thereof (in accordance with their terms) against the respective parties thereto; (g) that the parties have complied and will comply with all material provisions of the Agreements; (h) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions; (i) the absence of any agreement or understanding among the parties other than those contained in the Agreements (or referred to therein or incidental thereto); (j) that the terms and provisions of the Agreements do not, and the execution, delivery and performance of the Agreements by any party thereto does not and will not, violate the organizational documents of such party or any law, rule, regulation, order or decree of any court, administrative agency or other governmental authority or agency applicable to such party, or result in the breach of or a default under any contract or undertaking to which it is a party or by which it or its property is bound; and (k) that there is nothing in the laws or public policy of any relevant jurisdiction (other than the State of New York or the United States of America) that would affect the opinion set forth above.

                  Our opinion is qualified as to:

                  (i) limitations imposed by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar law of general application affecting the enforcement of creditors' or secured creditors' rights generally;

                  (ii) general principles of equity including, without limitation, concepts of materiality and fair dealing, the possible unavailability of specific performance or injunctive relief, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law);

                  (iii) rights to indemnification or contribution which may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy,

                  (iv) the effect of any other limitations imposed by public policy, although (except as noted in sub-paragraph (iii) above and sub-paragraphs (v) through (vii) below) we are not aware of any limitation that would be relevant to such enforcement;

                  (v) the effect of any requirement conditioning enforcement on the party seeking enforcement having acted in a commercially reasonable manner and in good faith in performing its obligations and exercising its rights and remedies thereunder;

                  (vi) the discretion of a court to invalidate or decline to enforce any right, remedy or provision of the Swap Agreement, determined by it, in any such case, to be a penalty; and

                  (vii) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable.

                  Certain of the remedial provisions of the Swap Agreement may be limited or rendered ineffective or unenforceable in whole or in part, but the inclusion of such provisions does not make the remedies provided by such Agreement inadequate for the practical realization of the respective rights and benefits purported to be provided thereby (except for the economic consequences of procedural or other delay, as to which we express no opinion).

                  We express no opinion:

                  (a) as to any provision in the Swap Agreement to the extent that such provision refers to, or incorporates by reference, the provisions of any agreement other than the Swap Agreement;

                  (b) regarding any severability provision;

                  (c) with respect to the creation, perfection or priority of any security interest or as to the effect thereof or the rights and remedies or obligations of any party to the Swap Agreement in respect thereof;

                  (d) as to the effect of: (i) the compliance or non-compliance of Lehman Brothers Special Financing Inc. with any United States state or federal laws or regulations or any other laws or regulations applicable to Lehman Brothers Special Financing Inc., including limitations or restrictions that apply to financial institutions; or (ii) the failure of Lehman Brothers Special Financing Inc. to be duly authorized to conduct business in any jurisdiction;

                  (e) with respect to any federal or state securities, "blue sky" or other similar laws;

                  (f) as to the enforceability of any rights to specific performance provided for in the Swap Agreement; or

                  (g) as to whether a federal court of the United States of America or a state court outside the State of New York would give effect to the choice of New York law provided for in the Swap Agreement.

                  Our opinion herein, as it pertains to the enforceability of provisions contained in the Swap Agreement pursuant to which the parties thereto agree to submit to the jurisdiction of the United States federal courts referred to herein, is subject to the power of such courts to transfer actions pursuant to 28 U.S.C. ss. 1404(a) or to dismiss such actions or proceedings on the ground that such a federal court is an inconvenient forum for such an action or proceeding and we note that such issues may be raised by the court sua sponte. In addition, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to the Agreements where jurisdiction based on diversity of citizenship under 27 U.S.C. ss. 1332 does not exist.

                  As noted above, the conclusions set forth herein are subject to the accuracy of the factual assumptions described above and the absence of additional facts that would materially affect the validity of the assumptions set forth herein. Our conclusions as to any legal matters in this letter speak only as of the date hereof. We assume no obligation to revise or supplement this letter should such factual matters change or should such laws or regulations be changed by legislative or regulatory action, judicial decision or otherwise, and we hereby express no opinion as to the effect any such changes may have on the foregoing opinion. We do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed in the third paragraph of this letter.

                  We express no opinion as to matters of law other than the law of the State of New York and the federal law of the United States of America. In rendering the foregoing opinion we have assumed that enforcement of the Swap Agreement in accordance with New York law would not violate any provision of any law of any jurisdiction (other than the State of New York) or any public policy of any jurisdiction that bears a reasonable relation to the Agreements or the transaction in which the Swap Agreement is being executed and delivered by the parties thereto.

                  The opinion expressed herein is solely for your benefit in connection with the transactions contemplated by the Agreements and may not be relied on in any manner or for any purpose by any other individual, partnership, corporation or other governmental or non-governmental entity (each a "Person"), nor may any copies thereof be published, communicated, filed with or otherwise made available in whole or in part to any other Person without our specific prior written consent. By accepting this letter, each Person to whom this letter is addressed recognizes and acknowledges that (i) no attorney-client relationship exists or has existed between the lawyers in our firm representing the Depositor and such Person in connection with the execution of the Agreements or by virtue of this letter and (ii) this letter may not be appropriate or sufficient for such Person's purposes.


                                Very truly yours,

                              EXHIBIT D to Schedule
                          [Form of Opinion for Trustee]


September 28, 2006



TO THE PARTIES LISTED ON THE SCHEDULE HERETO


Re:      CWABS 2006-16


We have acted as counsel to The Bank of New York, a New York banking corporation ("BNY"), in connection with the issuance of Asset-Backed Certificates, Series 2006-16 (the "Certificates") and the execution and delivery by BNY of (i) the Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among CWABS, Inc., (the "Depositor"), Countrywide Home Loans, Inc. ("CHL"), Park Monaco Inc., as Seller, Park Sienna LLC as Seller, Countrywide Home Loans Servicing LP as Master Servicer and BNY, as trustee (the "Trustee") and (ii) the Swap Contract Administration Agreement, dated as of September 28, 2006 (the "Swap Contract Administration Agreement"), among CHL, the Trustee and BNY, as swap contract administrator (the "Swap Contract Administrator"). This opinion is being delivered to you at the request of the Trustee. Capitalized terms used herein and not otherwise defined are used as defined in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement and the Swap Contract Administration Agreement shall be referred to herein collectively as the "Transaction Documents."

We have examined originals or copies of the Transaction Documents and have examined originals or copies of such other documents and such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of BNY as we have deemed necessary or appropriate for the purposes of the opinions expressed herein. As to certain facts material to the opinions expressed herein, we have relied without investigation on the representations and warranties contained in the Transaction Documents.

Based on the foregoing and on an examination of such questions of law as we have deemed necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

         1. BNY has been duly incorporated and is validly existing as a New York banking corporation in good standing under the laws of the State of New York and has full power and authority (corporate and other) to enter into and to perform all its obligations under the Transaction Documents;

         2. the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes legal, valid and binding obligations of the Trustee, enforceable against the Trustee and in accordance with its terms;

         3. The Swap Contract Administration Agreement has been duly authorized, executed and delivered by BNY as the Swap Contract Administrator and by the Trustee and constitutes a legal, valid and binding obligation of the Swap Contract Administrator and the Trustee, enforceable against the Swap Contract Administrator in accordance with its terms;

         4. the Certificates have been duly authenticated and delivered by the Trustee;

         5. the execution and delivery of the Transaction Documents by BNY and the performance by BNY of its terms, does not conflict with or result in a violation of (a) any law or regulation of the State of New York or the United States of America governing the banking or trust powers of BNY, or (b) the Articles of Association or By-Laws of BNY;

         6. no approval, authorization or other action by, or giving of notice to, registration or filing with or other action with respect to, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of BNY is required in connection with the execution and delivery by BNY of the Transaction Documents or the performance by BNY thereunder; and

         7. to our actual knowledge, without independent investigation, there are no actions, proceedings or investigations pending or threatened against or affecting BNY before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the BNY to carry out the transactions contemplated in the Transaction Documents.

         The foregoing opinions are subject to the following exceptions, qualifications and assumptions:

         (A) The foregoing opinions are limited to the laws of the State of New York and the federal laws of the United States of America (except that we express no opinion with respect to, and assume compliance with, (i) state securities or blue sky laws and (ii) federal securities laws, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended) and we have not considered and express no opinion on the laws, rules and regulations of any other jurisdiction.

         (B) The foregoing opinions regarding enforceability are subject to (i) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights in general, as such laws would apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting BNY,
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as well as concepts of reasonableness, good faith and fair dealing, and (iii) the effect of federal or state securities laws on the enforceability of provisions relating to indemnification or contribution.

         (C) We have assumed the due authorization, execution and delivery by each of the parties thereto, other than BNY, of the Transaction Documents and that each of such parties has the full power, authority and legal right to execute, deliver and perform such document.

         (D) We have assumed without investigation that all signatures (other than those of officers of BNY) on documents examined by us are genuine, that all documents submitted to us as originals are authentic, and that all documents submitted to us as copies or specimens conform with authentic originals.

         (E) We do not express any opinion as to the creation, attachment, perfection or priority of any security interest or the nature or validity of title to any property.

         (F) We have not participated in the preparation of any offering materials with respect to the Certificates and assume no responsibility for their contents.

This opinion is rendered solely for your benefit in connection with the matters addressed herein and is not to be used, published, circulated or relied upon by any other person for any purpose without our prior written consent. This opinion letter speaks only as of its date, and we disclaim any express or implied understanding or obligation to advise of any subsequent change of law or fact.

                                Very truly yours,

                                    SCHEDULE

      The Bank of New York

      The Bank of New York Trust Company, N.A.

      CWABS, Inc.

      Countrywide Home Loans, Inc.

      Park Monaco Inc.

      Park Sienna LLC

      Countrywide Home Loans Servicing LP

      Countrywide Securities Corporation

      Bear, Stearns & Co. Inc.

      Lehman Brothers Inc.

      Lehman Brothers Special Financing Inc.

      Moody's Investors Service, Inc.

      Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                             EXHIBIT E to Schedule
                             ---------------------


         Item 1115 Agreement dated as of February 24, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and LEHMAN BROTHERS SPECIAL FINANCING INC., as counterparty (the "Counterparty").

                                   RECITALS

             WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

             WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

             NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.   Definitions

             Company Information:  As defined in Section 4(a)(i).

             Company Financial Information: As defined in Section 2(a)(ii).

             Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

             GAAP:  As defined in Section 3(a)(v).

             EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

             Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

             Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

             Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

             Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

             Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

             Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.   Information to be Provided by the Counterparty.

       (a)   Prior to printing the related Prospectus Supplement,

             (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                   (A)  The Counterparty's legal name (and any d/b/a);

                   (B)  the organizational form of the Counterparty;

                   (C) a description of the general character of the business of the Counterparty;

                   (D)  a description of any affiliation or
                        relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                        (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                        (6) any originator identified to the Counterparty by CHL;

                        (7) any enhancement or support provider identified to the Counterparty by CHL; and

                        (8) any other material transaction party identified to the Counterparty by CHL.

             (ii) if requested by the related Depositor prior to the related Depositor taking the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, in accordance with the requirements of Regulation AB, the Counterparty shall:

                   (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                   (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

       (b) Following the Closing Date and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, with respect to a Transaction,

             (i) no later than the 25th calendar day of each month, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(1);

             (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

             (iii) if the related Depositor requests Company Financial
                   Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.   Representations and Warranties and Covenants of the Counterparty.

        (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii),
             Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

             (i) The Counterparty or the entity that consolidates the Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

             (ii) The Counterparty or the entity that consolidates the Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

             (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly incorporate by reference) the financial statements of the Counterparty.

             (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

             (v) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

             (vi) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (b) If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act. If permitted by the Exchange Act, the related Depositor will take the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act.

        (c) If at any time, the Counterparty ceases to meet the requirements of Item 1101(c)(1) of Regulation AB with respect to the incorporation by reference of the financial information of third parties, the Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in

             EDGAR-compatible format no later than the 25th calendar day of the month following the date on which the Counterparty ceased to meet the requirements.

        (d) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.   Indemnification; Remedies

        (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

             (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or
                   (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to
                   Section 3 to the extent made as of a date subsequent to the Closing Date.

        (b)  (i)   Any failure by the Counterparty to deliver any
                   information, report, accountants' consent or other material when and in any case only as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master

                    Agreement) under the Derivative
                   Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

             (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), or if the Counterparty has provided Company Information, any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

             (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.   Miscellaneous.

        (a)  Construction. Throughout this Agreement, as the context requires,
             (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

        (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

        (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

        (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

        (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

        (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

        (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

        (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

             IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         CWABS, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President


                                         CWMBS, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President


                                         CWALT, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President



                                         CWHEQ, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President


                                         COUNTRYWIDE HOME LOANS, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Senior Vice President

                                         LEHMAN BROTHERS SPECIAL FINANCING INC.



                                         By: /s/ Jacqueline M. Didier
                                            ----------------------------------
                                            Name: Jacqueline M. Didier
                                            Title: Vice President